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                                                                 EXHIBIT e(1)(d)


                                 AMENDMENT NO. 3
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

         The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated as of July 16, 2001, by and between AIM Variable Insurance Funds, a Delaware business trust and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   APPENDIX A
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

         SERIES I SHARES

         AIM V.I. Aggressive Growth Fund
         AIM V.I. Balanced Fund
         AIM V.I. Basic Value Fund
         AIM V.I. Blue Chip Fund
         AIM V.I. Capital Appreciation Fund
         AIM V.I. Capital Development Fund
         AIM V.I. Core Equity Fund
         AIM V.I. Dent Demographic Trends Fund
         AIM V.I. Diversified Income Fund
         AIM V.I. Global Utilities Fund
         AIM V.I. Government Securities Fund
         AIM V.I. Growth Fund
         AIM V.I. High Yield Fund
         AIM V.I. International Growth Fund
         AIM V.I. Large Cap Growth Fund
         AIM V.I. Mid Cap Core Equity Fund
         AIM V.I. Money Market Fund
         AIM V.I. New Technology Fund
         AIM V.I. Premier Equity Fund
         AIM V.I. Small Cap Equity Fund


         SERIES II SHARES

         AIM V.I. Aggressive Growth Fund
         AIM V.I. Balanced Fund
         AIM V.I. Basic Value Fund
         AIM V.I. Blue Chip Fund




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         AIM V.I. Capital Appreciation Fund
         AIM V.I. Capital Development Fund
         AIM V.I. Core Equity Fund
         AIM V.I. Dent Demographic Trends Fund
         AIM V.I. Diversified Income Fund
         AIM V.I. Global Utilities Fund
         AIM V.I. Government Securities Fund
         AIM V.I. Growth Fund
         AIM V.I. High Yield Fund
         AIM V.I. International Growth Fund
         AIM V.I. Large Cap Growth Fund
         AIM V.I. Mid Cap Core Equity Fund
         AIM V.I. Money Market Fund
         AIM V.I. New Technology Fund
         AIM V.I. Premier Equity Fund
         AIM V.I. Small Cap Equity Fund


     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:          08-29         , 2003
       -----------------------

                                            AIM VARIABLE INSURANCE FUNDS

Attest:  /s/ JIM COPPEDGE                   By: /s/ ROBERT H. GRAHAM
         ------------------------------         --------------------------------
         Assistant Secretary                    President



                                            A I M DISTRIBUTORS, INC.

Attest:  /s/ JIM COPPEDGE                   By: /s/ GENE L. NEEDLES
         ------------------------------         --------------------------------
         Assistant Secretary                    President



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